Exhibit 99.1

DRC Reports Third Quarter 2012 Results

--- Adjusted EBITDA of 11.6 Percent on Revenue of $77 Million ---
--- $11.7 Million Free Cash Flow, 15 Percent of Revenue ---
--- $125 Million of New Contract Awards and Funded Bookings of $108 Million ---
--- Goodwill Impairment Charge Concluded at $48.6M, $36.6M Third Quarter Charge ---

Andover, Mass. - October 31, 2012 - Dynamics Research Corporation (Nasdaq: DRCO), a leading provider of innovative management consulting, engineering, science and information technology services and solutions to federal and state governments, today announced operating results for the third quarter ended September 30, 2012.

Financial Results
Results for the third quarter of 2012 included a $36.6 million non-cash goodwill impairment charge.  Excluding this charge net income for the third quarter of 2012 was $2.8 million, or $0.27 per diluted share, versus $3.3 million, or $0.32 per diluted share, for the third quarter of 2011.  Third quarter 2012 results included other income of $2.4 million, or $0.14 per diluted share, as a result of settlement of a contract claim by a company in which DRC has a 40 percent ownership interest.  Adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) for the third quarter of 2012 was $8.9 million, or 11.6 percent of revenue, compared with $11.3 million, or 11.8 percent of revenue, for the third quarter a year ago.  Including the goodwill impairment charge the reported loss was $20.6 million for the third quarter of 2012.  Revenue for the third quarter of 2012 was $76.8 million, compared with $96.4 million for the same period in 2011.

Excluding the goodwill impairment charges net income for the nine months ended September 30, 2012 was $6.0 million, or $0.58 per diluted share, compared with $8.7 million, or $0.85 per diluted share, for the same period a year ago, excluding second quarter 2011 transaction costs. Adjusted EBITDA for the nine months ended September 30, 2012 was $23.9 million, or 9.8 percent of revenue, compared with $23.6 million, or 10.1 percent of revenue, for the same period a year ago.  Including pre-tax goodwill impairment charges of $48.6 million the net loss was $24.9 million for the nine month period ended September 30, 2012.  For the nine months ended September 30, 2012 revenue was $243.5 million compared to $234.4 million for the same period in 2011, which included the results of High Performance Technologies, Inc. subsequent to the merger date of June 30, 2011.

Regarding the non-cash goodwill impairment charges, the Company's decision to evaluate whether goodwill was impaired resulted from a significant decline in the market price of the Company's common stock in the second quarter of 2012.  The Company's step one evaluation indicated that goodwill was impaired.  As a result a preliminary charge of $12.0 million was taken in the second quarter of 2012.  The Company's step two evaluation was completed in the third quarter of 2012, resulting in the determination of a total impairment of $48.6 million and an additional charge in the third quarter of $36.6 million.

Business Highlights
"Highlights for the quarter included $125 million in new business contract awards, a quarterly record for DRC, and a third quarter book-to-bill ratio of 1.4-to-one.  DRC is executing on a plan to identify and capture its share of opportunities in this highly competitive and challenging environment," said Jim Regan, DRC's chairman and chief executive officer.  "Clearly, our business concentration in federal growth market sectors and differentiated capabilities is a source of strength – evidenced by the fact that $76 million of the contract wins were in the healthcare market, with the largest of these being a $50 million contract to support the Food and Drug Administration's scientific computing environment.

"We are continuing to identify additional opportunities, despite market challenges.  Notwithstanding the significant number of award decisions made in the quarter just ended, our qualified pipeline remains at $1.0 billion, about the same as three months ago.  We also reported another strong quarter from a cash flow perspective, generating $11.7 million of free cash flow and ending the quarter with a $9.5 million cash balance.  As we turn the corner into 2013, we will continue focusing on new business development initiatives, de-levering the balance sheet, and delivering bottom line results for our shareholders."

Company Guidance
The Company's estimate for 2012 full year revenue is in the range of $317 to $321 million.  The Company estimates 2012 full year earnings, excluding impairment charges, to be in the range of $0.76 to $0.78 per diluted share.  For the fourth quarter of 2012, the Company anticipates revenue in the range of $74 to $77 million and earnings of $0.18 to $0.20 per diluted share.

Conference Call
The Company will conduct a third quarter 2012 conference call tomorrow, November 1, 2012 at 10:00 a.m. ET.  The call will be available via telephone at 877-303-4382 and accessible via Web cast at www.drc.com.  Recorded replays of the conference call will be available on Dynamics Research Corporation's investor relations home page at www.drc.com and by telephone at 800-585-8367, replay passcode # 45264471, beginning at 1:00 p.m. ET on November 1, 2012.

About Dynamics Research Corporation
Dynamics Research Corporation (DRC) is a leading provider of mission-critical technology management services and solutions for government programs.  DRC offers the capabilities of a large company and the responsiveness of a small company, backed by a history of excellence and customer satisfaction.  Founded in 1955, DRC is a publicly held corporation (Nasdaq: DRCO) and maintains more than 25 offices nationwide with major offices in Andover, Massachusetts and the Washington, D.C. area.  For more information please visit our website at www.drc.com.

Safe Harbor
Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain.  Consequently, actual results could materially and adversely differ and readers are cautioned not to place undue reliance on forward-looking statements.  For more detailed information concerning how risks and uncertainties could affect the Company's financial results, please refer to DRC's most recent filings with the SEC. The Company assumes no obligation to update any forward-looking information.

Non-GAAP Financial Information
DRC discloses earnings before interest, taxes, depreciation and amortization and free cash flow, which are not recognized measures under GAAP.  We have provided a reconciliation of EBITDA, adjusted to conform to the definition used in our loan agreements and free cash flow in Attachment V of this announcement.  When evaluating DRC's financial results investors should evaluate each adjustment to reported GAAP financial measures in the reconciliation as additional information and not use this non-GAAP financial measure as alternatives to reported GAAP financial measures.  DRC presents these financial measures because the Company believes they provide investors with important supplemental information to assist them in assessing DRC's financial results.

ATTACHMENT I

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(In thousands, except share and per share data)

	Three Months Ended
	September 30,
	2012	2011
Revenue	$76,767	$96,379
Cost of revenue	65,544	78,941
Gross profit	11,223	17,438

Selling, general and administrative expenses	5,684	7,041
Amortization of intangible assets	1,031	1,553
Impairment of goodwill	36,600	-
Operating income (loss)	(32,092)	8,844
Interest expense, net	(2,579)	(3,027)
Other income (expense), net	2,414	(157)
Income (loss) before provision (benefit) for income taxes	(32,257)	5,660
Provision (benefit) for income taxes	(11,663)	2,382
Net income (loss)	$(20,594)	$3,278

Earnings (loss) per share:
Basic	$(1.99)	$0.32
Diluted	$(1.99)	$0.32

Weighted average shares outstanding:
Basic	10,360,203	10,244,868
Diluted	10,360,203	10,314,413

ATTACHMENT II

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(In thousands, except share and per share data)

	Nine Months Ended
	September 30,
	2012	2011
Revenue	$243,470	$234,375
Cost of revenue	206,124	195,746
Gross profit	37,346	38,629

Selling, general and administrative expenses	18,985	19,519
Amortization of intangible assets	3,093	2,301
Impairment of goodwill	48,600	-
Operating income (loss)	(33,332)	16,809
Interest expense, net	(7,979)	(4,047)
Other income, net	2,478	6
Income before provision (benefit) for income taxes	(38,833)	12,768
Provision (benefit) for income taxes	(13,951)	5,345
Net income (loss)	$(24,882)	$7,423

Earnings (loss) per share:
Basic	$(2.40)	$0.74
Diluted	$(2.40)	$0.73

Weighted average shares outstanding:
Basic	10,356,334	10,060,585
Diluted	10,356,334	10,205,603

ATTACHMENT III

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands)

	September 30,	December 31,
	2012	2011
Assets
Current assets
Cash and cash equivalents	$9,457	$3,908
Contract receivables, net	51,418	66,466
Prepaid expenses and other current assets	3,630	2,566
Total current assets	64,505	72,940
Noncurrent assets
Property and equipment, net	13,205	15,265
Goodwill	163,205	211,805
Intangible assets, net	15,648	18,741
Deferred tax asset	13,254	497
Other noncurrent assets	4,309	4,312
Total noncurrent assets	209,621	250,620
Total assets	$274,126	$323,560

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$14,438	$12,375
Accounts payable	22,220	24,504
Accrued compensation and employee benefits	19,573	24,902
Deferred tax liability	3,245	3,383
Other accrued expenses	5,611	8,556
Total current liabilities	65,087	73,720
Long-term liabilities
Long-term debt	91,630	102,453
Other long-term liabilities	26,883	33,066
Total stockholders' equity	90,526	114,321
Total liabilities and stockholders' equity	$274,126	$323,560

ATTACHMENT IV

DYNAMICS RESEARCH CORPORATION
SUPPLEMENTAL INFORMATION (unaudited)
(Dollars in thousands)

Contract revenues were earned from the following sectors:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
National defense and intelligence agencies	$45,468	$59,479	$142,540	$154,761
Homeland security	11,799	12,963	34,307	36,573
Federal civilian agencies	15,401	20,148	54,592	31,738
Total revenue from federal agencies	72,668	92,590	231,439	223,072
State and local government agencies	3,995	3,774	11,910	11,274
Other	104	15	121	29
Total revenue	$76,767	$96,379	$243,470	$234,375

Revenues by contract type as a percentage of contract revenue were as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Fixed price, including service-type contracts	45%	46%	46%	48%
Time and materials	37	33	34	31
Cost reimbursable	18	21	20	21
	100%	100%	100%	100%

Prime contract	83%	82%	84%	78%
Sub-contract	17	18	16	22
	100%	100%	100%	100%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$12,188	$14,277	$16,306	$14,278
Capital expenditures	$535	$663	$750	$1,525
Depreciation	$981	$1,067	$2,999	$2,774
Bookings	$107,956	$160,881	$251,637	$274,634

	September 30,	December 31,
	2012	2011
Total backlog	$757,334	$801,932
Funded backlog	$182,431	$183,336
Employees	1,265	1,534

ATTACHMENT V

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited) AND
FREE CASH FLOW (unaudited)
(Dollars in thousands)

As presented, adjusted EBITDA is defined as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net income (loss)	$(20,594)	$3,278	$(24,882)	$7,423
Add:
Interest expense, net	2,579	3,027	7,979	4,047
Provision (benefit) for income taxes	(11,663)	2,382	(13,951)	5,345
Depreciation expense	981	1,067	2,999	2,774
Amortization expense	1,031	1,553	3,093	2,301
Share-based compensation	171	192	522	521
Impairment of goodwill	36,600	-	48,600	-
Transaction costs, net of amounts included in net interest expense	-	-	-	1,703
Less: amortization of deferred gain on sale of building	(169)	(169)	(507)	(507)
Adjusted EBITDA(1)	$8,936	$11,330	$23,853	$23,607
Adjusted EBITDA, as a percent of revenue	11.6%	11.8%	9.8%	10.1%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$12,188	$14,277	$16,306	$14,278
Less: Additions to property and equipment	(535)	(663)	(750)	(1,525)
Free cash flow	$11,653	$13,614	$15,556	$12,753
Free cash flow, as a percent of revenue	15.2%	14.1%	6.4%	5.4%

(1) We have calculated adjusted EBITDA to conform with the definition of EBITDA provided in our loan agreements to help investors understand that component of our debt covenant calculations. We may have calculated EBITDA differently than it is calculated by other companies.

ATTACHMENT VI

DYNAMICS RESEARCH CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenue	$76,767	$96,379	$243,470	$234,375
Cost of revenue	65,544	78,941	206,124	195,746
Gross profit	11,223	17,438	37,346	38,629

Non-GAAP selling, general and administrative expenses	5,684	7,041	18,985	17,816
Amortization of intangible assets	1,031	1,553	3,093	2,301
Non-GAAP operating income	4,508	8,844	15,268	18,512
Non-GAAP interest expense, net	(2,579)	(3,027)	(7,979)	(3,514)
Other income (loss), net	2,414	(157)	2,478	6
Non-GAAP income before provision for income taxes	4,343	5,660	9,767	15,004
Non-GAAP provision for income taxes	1,537	2,382	3,749	6,285
Non-GAAP net income	$2,806	$3,278	$6,018	$8,719

Non-GAAP earnings per share:
Non-GAAP Basic	$0.27	$0.32	$0.58	$0.87
Non-GAAP Diluted	$0.27	$0.32	$0.58	$0.85

Weighted average shares outstanding:
Basic	10,360,203	10,244,868	10,356,334	10,060,585
Diluted	10,384,518	10,314,413	10,394,775	10,205,603

ATTACHMENT VII

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Selling, general and administrative expenses	$5,684	$7,041	$18,985	$19,519
Operating transaction costs	-	-	-	(1,703)
Non-GAAP selling, general and administrative	$5,684	$7,041	$18,985	$17,816

Operating income (loss)	$(32,092)	$8,844	$(33,332)	$16,809
Impairment of goodwill	36,600	-	48,600	-
Operating transaction costs	-	-	-	1,703
Non-GAAP operating income	$4,508	$8,844	$15,268	$18,512

Interest expense, net	$(2,579)	$(3,027)	$(7,979)	$(4,047)
Non operating transaction costs	-	-	-	533
Non-GAAP interest expense, net	$(2,579)	$(3,027)	$(7,979)	$(3,514)

Income (loss) before provision (benefit) for income taxes	$(32,257)	$5,660	$(38,833)	$12,768
Impairment of goodwill	36,600	-	48,600	-
Total transaction costs	-	-	-	2,236
Non-GAAP income before provision for income taxes	$4,343	$5,660	$9,767	$15,004

Provision (benefit) for income taxes	$(11,663)	$2,382	$(13,951)	$5,345
Tax benefit for impairment of goodwill	13,200	-	17,700	-
Tax benefit for transaction costs	-	-	-	940
Non-GAAP provision for income taxes	$1,537	$2,382	$3,749	$6,285

Net income (loss)	$(20,594)	$3,278	$(24,882)	$7,423
Impairment of goodwill, net of taxes	23,400	-	30,900	-
Total transaction costs, net of taxes	-	-	-	1,296
Non-GAAP net income	$2,806	$3,278	$6,018	$8,719

Earnings (loss) per share:
GAAP Basic	$(1.99)	$0.32	$(2.40)	$0.74
Per share effect of goodwill impairment	2.26	-	2.98	-
Per share effect of transaction costs	-	-	-	0.13
Non-GAAP Basic	$0.27	$0.32	$0.58	$0.87

GAAP Diluted	$(1.98)	$0.32	$(2.39)	$0.73
Per share effect of goodwill impairment	2.25	-	2.97	-
Per share effect of transaction costs	-	-	-	0.13
Non-GAAP Diluted	$0.27	$0.32	$0.58	$0.85

Weighted average shares outstanding:
Basic	10,360,203	10,244,868	10,356,334	10,060,585
Diluted	10,384,518	10,314,413	10,394,775	10,205,603

CONTACT:	Darrow Associates, Inc.
Investors:
Chris Witty
646.438.9385
cwitty@darrowir.com

Sage Communications (for DRC)
Media:
Duyen "Jen" Truong
703.584.5645
duyent@aboutsage.com